UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C., 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported): 7/10/2006

Owens Corning

(Exact Name of Registrant as Specified in its Charter)

Commission File Number: 1-3660

DE	34-4323452
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

One Owens Corning Parkway, Toledo, OH 43659

(Address of Principal Executive Offices, Including Zip Code)

419-248-8000

(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items to be Included in this Report

Item 1.01. Entry into a Material Definitive Agreement.

As previously disclosed, on May 10, 2006, Owens Corning and J.P. Morgan Securities Inc. (“J.P. Morgan”) executed an equity commitment agreement (the “Equity Commitment Agreement”), which was subject to approval by the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). On July 10, 2006, an order entered by the Bankruptcy Court authorizing and directing Owens Corning to execute, deliver and implement the Equity Commitment Agreement, and any transactions contemplated thereby, became effective.

The Equity Commitment Agreement contemplates a rights offering (the “Rights Offering”) whereby holders of certain claims against Owens Corning would be offered the right to purchase, at a purchase price of $30.00 per share, up to their pro rata share of 72,900,000 shares of the up to 131,400,000 shares of common stock of reorganized Owens Corning (or one of its affiliates) (the “New Common Stock”) to be issued in connection with the Revised Sixth Amended Plan (as defined below). The Equity Commitment Agreement provides for the purchase by J.P. Morgan of a number of shares of New Common Stock equal to 72,900,000 minus the number of shares of New Common Stock purchased pursuant to the Rights Offering on or before its expiration. The Equity Commitment Agreement also provides for J.P. Morgan to receive a fee of $100,000,000 from Owens Corning, which fee was paid on July 10, 2006, following the entry of the order with respect to the Equity Commitment Agreement by the Bankruptcy Court.

A copy of the Equity Commitment Agreement is being filed as Exhibit 10 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 8.01. Other Events.

As previously disclosed, on October 5, 2000, Owens Corning and certain of its United States subsidiaries (collectively, the “Debtors”) filed voluntary petitions with the Bankruptcy Court seeking relief under Chapter 11 of the United States Bankruptcy Code.

Also as previously disclosed, on June 5, 2006, the Debtors, together with the Official Committee of Asbestos Claimants and the Legal Representative for the class of future asbestos claimants (collectively, the “Proponents”), filed with the Bankruptcy Court a Sixth Amended Joint Plan Of Reorganization For Owens Corning And Its Affiliated Debtors And Debtors-In-Possession (the “Sixth Amended Plan”) and a Disclosure Statement with respect to the Sixth Amended Plan (the “Disclosure Statement”).

On July 10, 2006, the Proponents filed with the Bankruptcy Court a Sixth Amended Joint Plan Of Reorganization For Owens Corning And Its Affiliated Debtors And Debtors-In-Possession (as Modified) (the “Revised Sixth Amended Plan”).

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A copy of the Revised Sixth Amended Plan is being filed as Exhibit 2 to this Current Report on Form 8-K and is incorporated by reference herein.

On July 10, 2006, the Proponents also filed with the Bankruptcy Court a Disclosure Statement with Respect to Sixth Amended Joint Plan Of Reorganization For Owens Corning And Its Affiliated Debtors And Debtors-In-Possession (as Modified) (the “Revised Disclosure Statement”). A copy of the Revised Disclosure Statement is being filed as Exhibit 99 to this Current Report on Form 8-K and is incorporated by reference herein. The Revised Disclosure Statement has been prepared in accordance with Section 1125 of the United States Bankruptcy Code and Rule 3016 of the Federal Rules of Bankruptcy Procedure and not in accordance with federal or state securities laws or other non-bankruptcy laws or regulations.

On July 11, 2006, the Bankruptcy Court entered an order that, among other things, approved the Revised Disclosure Statement in all respects and scheduled a hearing to consider confirmation of the Revised Sixth Amended Plan (as it may be amended) on September 18, 2006 (subject to continuance by the Bankruptcy Court or the Debtors).

The Equity Commitment Agreement and the Revised Sixth Amended Plan contemplate that, on or before the effective date of the Revised Sixth Amended Plan, Owens Corning shall have entered into certain ancillary agreements with J.P. Morgan (and any financial institutions with which J.P. Morgan has entered into a syndication agreement with respect to its obligations pursuant to the Equity Commitment Agreement (together with J.P. Morgan, the “Backstop Providers”)) and with the Owens Corning/Fibreboard Asbestos Personal Injury Trust (as defined in the Revised Sixth Amended Plan, the “Trust”). Accordingly, on July 7, 2006, in furtherance of certain of these provisions under the Equity Commitment Agreement and the Revised Sixth Amended Plan, (i) Owens Corning and the Backstop Providers entered into a registration rights agreement (the “Investor Registration Agreement”) and (ii) Owens Corning and the legal representatives for certain asbestos claimants finalized the terms of a draft registration rights agreement to be entered into by Owens Corning and the Trust upon the effective date of the Revised Sixth Amended Plan (the “Trust Registration Agreement”). In addition, on July 7, 2006, Owens Corning and certain of the Backstop Providers entered into certain agreements (the “Collar Agreements”) with respect to the put and call options granted to the Trust and such Backstop Purchasers pursuant to the Equity Commitment Agreement. Each of the Investor Registration Agreement, the draft Trust Registration Agreement and the Collar Agreements was filed with the Bankruptcy Court as exhibits to the Revised Sixth Amended Plan, and is being filed as part of Exhibit 2 to this Current Report on Form 8-K and is incorporated by reference herein.

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Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2	Sixth Amended Joint Plan Of Reorganization For Owens Corning And Its Affiliated Debtors And Debtors-In-Possession (as Modified)

10	Equity Commitment Agreement, dated May 10, 2006, by and between Owens Corning and J.P. Morgan Securities Inc.

99	Disclosure Statement With Respect To Sixth Amended Joint Plan Of Reorganization For Owens Corning And Its Affiliated Debtors and Debtors-In-Possession (as Modified)

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Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

Owens Corning

Date: July 14, 2006	By:	/s/ Rodney A. Nowland
Rodney A. Nowland
Assistant Secretary

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Exhibit Index

Exhibit No.	Description
2	Sixth Amended Joint Plan Of Reorganization For Owens Corning And Its Affiliated Debtors And Debtors-In-Possession (as Modified)

10	Equity Commitment Agreement, dated May 10, 2006, by and between Owens Corning and J.P. Morgan Securities Inc.

99	Disclosure Statement With Respect To Sixth Amended Joint Plan Of Reorganization For Owens Corning And Its Affiliated Debtors and Debtors-In-Possession (as Modified)

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